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                                                           EXHIBIT 24

                           DIRECTORS AND OFFICERS OF
                              CLEVELAND-CLIFFS INC

                               POWER OF ATTORNEY

                       REGISTRATION STATEMENT ON FORM S-8




   KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Cleveland-Cliffs Inc, an Ohio corporation (the "Company"), hereby
(1) constitutes and appoints John S. Brinzo, Frank L. Hartman and John E. Lenhard, collectively and individually, as his or her agent and attorney-in-fact with full power of substitution and resubstitution to (a) sign and file on his or her behalf and in his or her name, place and stead in any and all capacities (i) a Registration Statement on Form S-8 (the "Registration Statement") with respect to the registration under the Securities Act of 1933, as amended, of participation interests issuable under the Northshore Mining Company and Silver Bay Power Company Retirement Savings Plan (the "Plan") and up to 200,000 shares of the Company's common stock, par value $1.00 per share, for issuance under the Plan, (ii) any and all amendments, including post-effective amendments, and exhibits to the Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement and (b) do and perform any and all other acts and deeds whatsoever that may be necessary or required in the premises and (2) ratifies and approves any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.

 Executed as of the 28th day of November, 1994.



/s/M. T. Moore                            /s/A. Schwartz
- ------------------------------            ------------------------------
M. T. Moore                               A. Schwartz, Director
Chairman, President and Chief
Executive Officer and Director            /s/S. K. Scovil
(Principal Executive Officer)             ------------------------------
                                          S. K. Scovil, Director

/s/R. S. Colman                           /s/J. H. Wade
- ------------------------------            ------------------------------
R. S. Colman, Director                    J. H. Wade, Director


/s/J. D. Ireland, III                     /s/A. W. Whitehouse
- ------------------------------            ------------------------------
J. D. Ireland, III, Director              A. W. Whitehouse, Director


/s/G. F. Joklik                           /s/J. S. Brinzo
- ------------------------------            ------------------------------
G. F. Joklik, Director                    J. S. Brinzo
                                          Senior Executive - Finance
                                          (Principal Financial Officer)
/s/E. B. Jones
- ------------------------------
E. B. Jones, Director
                                          /s/R. Emmet
                                          ------------------------------
/s/Leslie L. Kanuk                        R. Emmet
- ------------------------------            Vice President and Controller
L. L. Kanuk, Director                     (Principal Accounting Officer)


/s/Stephen B. Oresman
- ------------------------------
S. B. Oresman, Director

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